EXHIBIT 25.1


                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Willem P. Roelandts and Gordon M. Steel, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934 this Report on Form 10-K has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.


Signature                             Title                                    Date
---------                             -----                                    ----
/s/ (Bernard V. Vonderschmitt)  Chairman of the board                          June 18, 1997
------------------------------
(Bernard V. Vonderschmitt)

/s/ Willem  P. Roelandts        Chief Executive Officer, President (Principal  June 18, 1997
------------------------------  Executive  Officer)  and  Director
 (Willem P. Roelandts)

/s/  Gordon M. Steel            Senior Vice President of Finance and Chief     June 18, 1997
------------------------------  Financial Officer (Principal Accounting and
    (Gordon M. Steel)           Financial Officer)


/s/ Philip T. Gianos            Director                                       June 18, 1997
------------------------------
   (Philip T. Gianos)

/s/  John  L.  Doyle            Director                                       June 18, 1997
------------------------------
   (John L. Doyle)

/s/  William  G.  Howard,  Jr.  Director                                       June 18, 1997
------------------------------
  (William G. Howard, Jr.)


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